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                                                                    EXHIBIT 23.3
                         CONSENT OF INDEPENDENT AUDITOR





We consent to the incorporation by reference in this Registration Statement of Eltrax Systems, Inc. (Eltrax) on Form S-8 of our report dated March 26, 1999 appearing in Eltrax's Current Report on Form 8-K dated March 25, 1999.





                                                /s/Crowe, Chizek and Company LLP
                                                --------------------------------
                                                   Crowe, Chizek and Company LLP




Columbus, Ohio
August 11, 1999